CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (this "Agreement") made and entered into as of August 28, 2007 between Montana Acquisition Corporation, a Delaware corporation (the "Client"), and Marine Associates, a New York general partnership (the "Consultant").

          In consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt of which are hereby acknowledged, it is hereby agreed between the Parties (the Client and the Consultant, when hereinafter referred to collectively) as follows:

1.	CONSULTING SERVICES.

(a)	The Consultant agrees to act as a business consultant to the Client and shall, subject to the supervision of the Client, and to provide administrative services and general consultation services to the Client which shall include, but not be limited (i) to review and analyze the Client's material documentation to determine the Client's most effective internal organizational structure, and (ii) to assist the Client to determine its best course of action, which may include (aa) negotiating private placements of common or preferred stock, or debt, for the expansion of its working capital, acquisition financing, or the restructuring of existing indebtedness, (bb) negotiating mergers and acquisitions, (cc) implementing business strategies, and (dd) to assist the Client by performing any other transactions deemed by the Consultant to be in the best interests of the Client.

(b)	If the Client requests the Consultant to participate in any other transactions or perform any other specific services, such services shall be described in an addendum hereto, in a form to be agreed upon by the Parties.

           The Consultant may, in its discretion, appoint one or more sub-advisors or consultants to perform one or more of the foregoing services with respect to all or a portion of the consultation for the Client, at the Consultant's expense. Upon the request of the Client, the Consultant shall furnish the Client with full information concerning activities undertaken by the Consultant for the Client.

2. CONSULTING FEE.

            For services to be rendered hereunder to the Client, the Client will pay the Consultant a consulting fee as follows: $1,410, be paid in the form of Montana's common stock, $0.001 par value per share, calculated an issued at the rate of $1.00 per share, or 1,410 shares. The Client shall pay this fee to the Consultant, in advance. If the Client and the Consultant agree on additional services pursuant to paragraph 1(b), any additional fees would be included in the addendum.

             The certificate representing the Consultant's shares of Montana stock shall be accompanied by the legend, the form of which is contained in Exhibit 1 hereto and made a part hereof by reference thereto.

              For purposes of qualification, the Consultant acknowledges that it is an "accredited investor," by that terms definition under the rules and regulations of the Securities and Exchange Commission.

3. EXPENSES.

      It is understood that if the Client agrees to it in advance, it will pay or reimburse the Consultant for all expenses incurred by the Consultant in connection with its services provided hereunder; including, but not limited to, (a) all reasonable travel fees and expenses, including those associated with investigating the Client or its affiliates, or any potential investments of the Client or maximizing return on existing investments of the Client, (b) any legal fees and expenses in connection with the services provided by Consultant hereunder which are not in the ordinary course of business, and (c) any extraordinary expenses such as the fees and expenses of counsel in connection with any litigation arising out of or in connection with this Agreement, except as otherwise determined in accordance with the last sentence of Section 10 hereunder. The Consultant acknowledges that if no written understanding with the Client regarding these expenses is in writing prior made to any such expenses being incurred, the Client shall have no obligation to reimburse Consultant for any such expenses.

4. SERVICES TO OTHER COMPANIES.

     The services of the Consultant to the Client hereunder are not to be deemed exclusive. The Consultant is free to render its services to others and to engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Consultant's ability to meet all of its obligations with respect to rendering services to the Client hereunder, and would not cause the Consultant to disclose the confidential information it obtained from or concerning the Client.

5. STANDARD OF CARE.

      In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Consultant, the Consultant shall not be subject to liability to the Client or to any director, shareholder, employee, or agent thereof for any act or omission in the course of, or connected with, rendering its services to the Client hereunder.

6. TERM OF AGREEMENT; AMENDMENTS.

(a)	This Agreement shall commence as of the date hereof and, subject to prior termination as provided in section 6(b) hereof, shall continue in force until December 31, 2007, unless terminated by either party by written notice not later than 10 (ten) days prior to the expiration of the term. This Agreement may be extended by the written consent of the Parties, subject to the publication of new terms and conditions satisfactory to the Parties.

(b)	Either party hereto may, at any time on sixty (60) days prior written notice to the other, terminate this Agreement, without payment of any penalty; provided, however, that if any transaction in which Consultant shall have participated prior to such termination closes or is otherwise funded in whole or in part within six months after the effective date of termination, the Client shall still be obligated to pay to the Consultant the fee described in section 2 hereof in respect of such transaction.

(c)	This Agreement may he modified only by the mutual consent of the Parties evidenced in writing.

7. CONSULTANT'S BEST EFFORTS; INDEMNITY.

     The Consultant shall use its best efforts in the performance of the investment advisory and management services to be performed hereunder. All recommendations and instructions made by the Consultant will be based upon information received from the Client and from sources that it believes to be reliable, but whose accuracy is not and cannot be guaranteed. Such information may or may not have been independently verified by the Consultant. The Client agrees to indemnify Consultant and hold it harmless from and against any liability of any nature resulting from the Client furnishing information that is false or inaccurate.

8. NOTICES.

     Except as otherwise specifically provided herein, all notices or communications provided for herein shall be in writing, delivered in person, by overnight mail or by facsimile followed by a hard copy sent first class mail postage pre-paid, and addressed as follows, or to such other address or addresses as may be designated by either party by written notice to the other:

If to Client:	Montana Acquisition Corporation Post Office Box 202 Wyoming, New York 14591-0202 Telephone: (585) 495-6914 Telecopier: (585) 495-6914

If to Consultant:	Marine Associates 160 East 65th Street New York, New York 10065 Telephone: (212) 249-4900 Telecopier: (212) 249-4901

9. GOVERNING LAW; JURISDICTION.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its choice of law principles.

10. MEDIATION.

       All disputes between the Parties arising out of or relating to this Agreement shall be submitted to and settled by mediation as hereinafter provided. Any mediation proceeding shall be conducted by a single mediator experienced in the matters at issue selected by the Parties. The mediation proceeding shall be held in such place in Manhattan, New York, as may be selected by the mediator (or any other place agreed to by the Parties and the mediator). The decision of the mediator shall be final and binding as to any matters submitted to him/her under this Agreement; provided, however, that if necessary, such decision and satisfaction procedure may be enforced by either the Client or the Consultant, as the case may be, in any United States District Court having jurisdiction over this matter. The determination of which party (or combination thereof) bears the costs and expenses incurred in connection with any such arbitration proceeding shall be determined by the mediator.

11. ILLEGALITY; UNENFORCEABILITY.

       If any provision of this Agreement is found to be illegal or unenforceable, all other provisions to this Agreement will remain in full force and effect.

12. AUTHORIZED SIGNATORIES. Each of the individuals signing below hereby represents and warrants that he is a duly authorized signatory of the entity bearing his signature below, that he is authorized and empowered to enter into this Agreement and to effect the transactions contemplated hereby on behalf of such entity, and that this Agreement is the legal and valid binding obligation of the entity bearing his signature below, and enforceable against such entity in accordance with its terms, except as they may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally, and general principles of equity.

13. UNCOMMITTED FINANCING. The Agreement constituted by the Consultant's acceptance of this Agreement is not intended to constitute, and should not be construed as, an agreement or commitment between the Consultant and the Client to underwrite any financing, and is not intended to constitute, and should not be construed as, any offer or other solicitation to purchase or to sell securities or interests in equity of any kind to anyone.

14. CONFIDENTIALITY. All of the information that the Client and the Consultant, and their respective agents, attorneys, contractors, and assigns, furnish to or exchange with one another, shall not be used by either party to adversely effect the integrity, character, or business of the other. At all times such information shall be kept confidential and no disclosure to any third party of any proprietary, confidential, or non-public information so furnished or exchanged as the result of this Agreement shall be made. However, notwithstanding these facts, the Client and the Consultant understand that the information changed between them and among their respective advisors, agents, attorneys, and assigns may be viewed by other individuals in order to assist the Consultant to perform its obligations to Client as may be required hereby, provided, however, that no information marked "Non-Public Information" may be furnished to anyone without the Client's prior knowledge and express written consent. All other individuals or entities that may need to view the documents exchanged between the Consultant and the Client shall be alerted to the sensitivity of the documents so exchanged. The Consultant and the Client will take all reasonable measures to insure that this information will be handled in a responsible manner.

15. DISCLAIMERS OF WARRANTIES; THIRD PARTY INFORMATION PROVIDERS; LIMITATION ON LIABILITIES; DISCLAIMERS OF WARRANTIES. The Consultant makes no representation or warranty as to any third-party information provider to it, with regard to any and all documents, writings, materials, or other information to it provided, as all such third-party information providers make no warranties of any kind, either express, implied, or statutory (including, without limitation, timeliness, truthfulness, sequence, completeness, or accuracy). The Consultant shall have no liability, for the accuracy of, or for delays or omissions in, any of the information provided to it by said their-party providers. Consequently, the Consultant shall have no liability for any damages, whether direct or indirect, whether for lost profits, indirect, special, or consequential damages of the Client, or any other person seeking relief through or against the Consultant. In no event will the Consultant's liability to Client pursuant to any cause of action, whether in contract, tort, or otherwise, exceed the total fee paid to the Consultant by the Client hereunder.

Exhibit 1.

Stock Legend for the Consultant's Certificate.

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE SUBSCRIBING FOR THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY (BEING THE ISSUER HEREOF) THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO ANY EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U. S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT.

IF THIS CERTIFICATE FOR THE COMPANY'S SECURITY IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") (55 WATER STREET, NEW YORK, NEW YORK) OR ITS NOMINEE, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE IN DEFINITIVE FORM. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN."